As filed with the Securities and Exchange Commission
                 on October 30, 2000 SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants  /X/                              Check the appropriate box:
Filed by a Party other than the Registrant  /_/            /X/ Preliminary Proxy Statement
                                                           /_/ Definitive Proxy Statement
                                                           /_/ Definitive Additional Materials
                                                           /_/ Soliciting Material Pursuant to
                                                               Rule14a-11(c) or Rule 14a-12

          MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 Series)
             Merrill Lynch California Insured Municipal Bond Fund
                 Merrill Lynch California Municipal Bond Fund

                           MERRILL LYNCH GROWTH FUND

 MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST (2 Series)
         Merrill Lynch California Limited Maturity Municipal Bond Fund
          Merrill Lynch Florida Limited Maturity Municipal Bond Fund

         MERRILL   LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (17 Series)
                   Merrill Lynch Arizona Municipal Bond Fund
                  Merrill Lynch Arkansas Municipal Bond Fund
                  Merrill Lynch Colorado Municipal Bond Fund
                 Merrill Lynch Connecticut Municipal Bond Fund
                   Merrill Lynch Florida Municipal Bond Fund
                  Merrill Lynch Maryland Municipal Bond Fund
                Merrill Lynch Massachusetts Municipal Bond Fund
                  Merrill Lynch Michigan Municipal Bond Fund
                  Merrill Lynch Minnesota Municipal Bond Fund
                 Merrill Lynch New Jersey Municipal Bond Fund
                 Merrill Lynch New Mexico Municipal Bond Fund
                  Merrill Lynch New York Municipal Bond Fund
               Merrill Lynch North Carolina Municipal Bond Fund
                    Merrill Lynch Ohio Municipal Bond Fund
                   Merrill Lynch Oregon Municipal Bond Fund
                Merrill Lynch Pennsylvania Municipal Bond Fund
                    Merrill Lynch Texas Municipal Bond Fund

                     MERRILL LYNCH WORLD INCOME FUND, INC.
           --------------------------------------------------------
             (Name of Registrants as Specified In Their Charters)

                                 SAME AS ABOVE
           --------------------------------------------------------
                   (Name of Persons) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     /X/  No fee required.

     /_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          -------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

          -------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          -------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          -------------------------------------------------------------------

     (3)  Filing Party:

          -------------------------------------------------------------------

     (4)  Date Filed:

                               PRELIMINARY COPY

          MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 Series)
             Merrill Lynch California Insured Municipal Bond Fund
                 Merrill Lynch California Municipal Bond Fund

                           MERRILL LYNCH GROWTH FUND

 MERRILLLYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST (2 Series)
        Merrill Lynch California Limited Maturity Municipal Bond Fund
          Merrill Lynch Florida Limited Maturity Municipal Bond Fund

         MERRILL   LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (17 Series)
                   Merrill Lynch Arizona Municipal Bond Fund
                  Merrill Lynch Arkansas Municipal Bond Fund
                  Merrill Lynch Colorado Municipal Bond Fund
                 Merrill Lynch Connecticut Municipal Bond Fund
                   Merrill Lynch Florida Municipal Bond Fund
                  Merrill Lynch Maryland Municipal Bond Fund
                Merrill Lynch Massachusetts Municipal Bond Fund
                  Merrill Lynch Michigan Municipal Bond Fund
                  Merrill Lynch Minnesota Municipal Bond Fund
                 Merrill Lynch New Jersey Municipal Bond Fund
                 Merrill Lynch New Mexico Municipal Bond Fund
                  Merrill Lynch New York Municipal Bond Fund
               Merrill Lynch North Carolina Municipal Bond Fund
                    Merrill Lynch Ohio Municipal Bond Fund
                   Merrill Lynch Oregon Municipal Bond Fund
                Merrill Lynch Pennsylvania Municipal Bond Fund
                    Merrill Lynch Texas Municipal Bond Fund

                     MERRILL LYNCH WORLD INCOME FUND, INC.

                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                          ---------------------------

                    NOTICE OF 2000 MEETINGS OF SHAREHOLDERS

                          ---------------------------

                        TO BE HELD ON DECEMBER 21, 2000

To the Shareholders of:

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 Series)
    Merrill Lynch California Insured Municipal Bond Fund
    Merrill Lynch California Municipal Bond Fund

MERRILL LYNCH GROWTH FUND

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST (2 Series)
    Merrill Lynch California Limited Maturity Municipal Bond Fund Merrill Lynch Florida Limited Maturity Municipal Bond Fund

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (17 Series) Merrill Lynch
    Arizona Municipal Bond Fund Merrill Lynch Arkansas Municipal Bond Fund Merrill Lynch Colorado Municipal Bond Fund Merrill Lynch Connecticut Municipal Bond Fund Merrill Lynch Florida Municipal Bond Fund Merrill Lynch Maryland Municipal Bond Fund Merrill Lynch Massachusetts Municipal Bond Fund Merrill Lynch Michigan Municipal Bond Fund Merrill Lynch Minnesota Municipal Bond Fund Merrill Lynch New Jersey Municipal Bond Fund Merrill Lynch New Mexico Municipal Bond Fund Merrill Lynch New York Municipal Bond Fund Merrill Lynch North Carolina Municipal Bond Fund Merrill Lynch Ohio Municipal Bond Fund Merrill Lynch Oregon Municipal Bond Fund Merrill Lynch Pennsylvania Municipal Bond Fund Merrill Lynch Texas Municipal Bond Fund

    MERRILL LYNCH WORLD INCOME FUND, INC.

     NOTICE IS HEREBY GlVEN that a Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of each of the above-listed investment companies (each, a "Fund," which term includes the individual Series of the above-listed Series Trusts, and collectively, the "Funds") will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, December 21, 2000, at the times specified in Exhibit A to this Combined Proxy Statement for the following purposes:

     (1) To elect the Board Members (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;

     (2) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund for its current fiscal year;

     (3) To consider and act upon a proposal to amend each Fund's charter to permit the Board of Trustees (which term as used herein refers to both the Board of Trustees or the Board of Directors, as applicable) of the applicable Fund to reorganize the Fund into a master/feeder structure; and

     (4) To transact such other business as may properly come before any Meeting or any adjournment thereof.

     The Board of Trustees of each Fund has fixed the close of business on October 30, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

     A complete list of the shareholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to that Meeting during ordinary business hours from and after December 7, 2000, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend any Meeting at which you may vote shares. Shareholders who do not expect to attend any such Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at (800) ___-____.

                                        By Order of the Boards of Trustees

                                        Alice A. Pellegrino
                                        Secretary of Merrill Lynch California
                                        Municipal Series Trust, Merrill Lynch
                                        Multi-State Limited Maturity Municipal
                                        Series Trust and Merrill Lynch
                                        Multi-State Municipal Series Trust

                                        Robert Harris
                                        Secretary of Merrill Lynch World
                                        Income Fund, Inc.

                                        Lori A. Martin
                                        Secretary of Merrill Lynch Growth Fund

Plainsboro, New Jersey
Dated:  November __, 2000

                               PRELIMINARY COPY

                           COMBINED PROXY STATEMENT

                                  ---------

          MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 Series)
             Merrill Lynch California Insured Municipal Bond Fund
                 Merrill Lynch California Municipal Bond Fund

                           MERRILL LYNCH GROWTH FUND

 MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST (2 Series)
         Merrill Lynch California Limited Maturity Municipal Bond Fund
          Merrill Lynch Florida Limited Maturity Municipal Bond Fund

         MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (17 Series)
                   Merrill Lynch Arizona Municipal Bond Fund
                  Merrill Lynch Arkansas Municipal Bond Fund
                  Merrill Lynch Colorado Municipal Bond Fund
                 Merrill Lynch Connecticut Municipal Bond Fund
                   Merrill Lynch Florida Municipal Bond Fund
                  Merrill Lynch Maryland Municipal Bond Fund
                Merrill Lynch Massachusetts Municipal Bond Fund
                  Merrill Lynch Michigan Municipal Bond Fund
                  Merrill Lynch Minnesota Municipal Bond Fund
                 Merrill Lynch New Jersey Municipal Bond Fund
                 Merrill Lynch New Mexico Municipal Bond Fund
                  Merrill Lynch New York Municipal Bond Fund
               Merrill Lynch North Carolina Municipal Bond Fund
                    Merrill Lynch Ohio Municipal Bond Fund
                   Merrill Lynch Oregon Municipal Bond Fund
                Merrill Lynch Pennsylvania Municipal Bond Fund
                    Merrill Lynch Texas Municipal Bond Fund

                     MERRILL LYNCH WORLD INCOME FUND, INC.

                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                  ---------

                         2000 MEETINGS OF SHAREHOLDERS

                                  ---------

                               December 21, 2000

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INTRODUCTION................................................................3

ITEM 1:  ELECTION OF BOARD MEMBERS..........................................4

ITEM 2:  SELECTION OF INDEPENDENT AUDITORS..................................6

ITEM 3:  APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT
         REORGANIZATION OF A FUND INTO A MASTER/FEEDER STRUCTURE............7

ADDITIONAL INFORMATION:

Exhibit A-Information About the Funds.................................    A-1

Exhibit B-Proposed Charter Amendments.................................    B-1

                                 INTRODUCTION

     This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Trustees or the Board of Directors, as applicable) of the above-listed funds (each, a "Fund," which term includes the individual Series of the above-listed Series Trusts, and collectively, the "Funds") to be voted at the 2000 Meeting of Shareholders of each Fund (each, a "Meeting" and collectively, the "Meetings"), to be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, December 21, 2000 at the times specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is November __, 2000.

     Each Fund is organized either as a Maryland corporation or as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of a Fund and shares of beneficial interest of a Fund are referred to herein as "shares" or "Common Stock," holders of shares or Common Stock are referred to as "shareholders," the trustees or directors of each Fund are referred to as "Board Members," the investment adviser or manager of each Fund is referred to as the "Investment Adviser," and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter." Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

     All properly executed proxies received prior to a Fund's Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

     1)   "FOR" the election of the Board Member nominees of each Fund;

     2) "FOR" the ratification of the selection of Deloitte & Touche LLP ("D&T"), as independent auditors; and

     3) "FOR" the approval of a charter amendment permitting each Board to reorganize the applicable Fund into a master/feeder structure.

     Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the applicable Meeting.

     The Board of each Fund has fixed the close of business on October 30, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock as indicated in Exhibit A hereto. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the Fund's outstanding Common Stock or more than five percent of the outstanding Common Stock of any Series.

     The Board Members of each Fund know of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                       ITEM 1: ELECTION OF BOARD MEMBERS

     At the Meetings, the Board Members of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

     It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) "FOR" the Board Member nominees listed below. Certain biographical and other information relating to the Board Member nominees is set forth below. Additional information relating to the Board Member nominees is set forth in Exhibit A to this Combined Proxy Statement.

                                                           Principal Occupation During Past
Name and Address of Nominees                      Age      Five Years and Public Directorships (1)
----------------------------                      ---      ---------------------------------------
Terry K. Glenn(1)*.........................       60       Executive Vice President of Fund Asset Management,
   P.O. Box 9011                                           L.P. ("FAM") and MLIM (the  terms FAM and MLIM, as
   Princeton, New Jersey                                   used herein, include  their corporate  predecessors)
   08543-9011                                              since 1983;  Executive  Vice President and Director of
                                                           Princeton Services,  Inc. ("Princeton Services") since
                                                           1993;  President of FAM  Distributors,  Inc. ("FAMD")
                                                           since 1986 and Director thereof since 1991;  President
                                                           of Princeton Administrators, L.P. since 1988.

James H. Bodurtha(1)(2) ...................       56       Director and Executive Vice President, The China
   36 Popponesset Road                                     Business Group, Inc. since 1966; Chairman and Chief
   Cotuit, Massachusetts  02635                            Executive Officer, China Enterprise Management
                                                           Corporation from 1993 to 1996; Chairman, Berkshire
                                                           Corporation since 1980; Partner, Squire, Sanders &
                                                           Dempsey from 1980 to 1993.

Herbert I. London(1)(2) ...................       61       John M. Olin Professor of Humanities,  New York
   2 Washington Square Village                             University since 1993 and Professor thereof since
   New York, New York  10012                               1980; President, Hudson Institute since 1997 and
                                                           Trustee thereof since 1980; Dean, Gallatin Division
                                                           of New York University from 1976 to 1993; Distinguished
                                                           Fellow, Herman Kahn Chair, Hudson Institute from 1984
                                                           to 1985; Director, Damon Corp. from 1991 to 1995;
                                                           Overseer, Center for Naval Analyses from 1983 to 1993;
                                                           Limited Partner, Hypertech LP from 1996 to 1997.

Joseph L. May(1)(2) .......................       71       Attorney in private practice since 1984; President,
   424 Church Street                                       May and Athens Hosiery Mills Division, Wayne-Gossard
   Suite 2000                                              Corporation from 1954 to 1983; Chairman, The May
   Nashville, Tennessee  37219                             Corporation (personal holding company) from 1972 to
                                                           1983; Director, Signal Apparel Co. from 1972 to 1989.

Andre F. Perold (1)(2).....................       48       Sylvan C. Coleman Professor of Financial Management,
   Morgan Hall                                             Harvard  Business School since 1993, Professor from
   Soldiers Field                                          1989 to 1993, and Associate Professor from 1983 to
   Boston, Massachusetts  02163                            1989; Trustee, The Common Fund since 1989; Director,
                                                           Quantec Limited 1991 to 1999; Director, TIBCO
                                                           from 1994 to 1996; Director, Genbel Securities Limited
                                                           and Gensec Bank since 1999; Director, Gensec
                                                           Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director, Stockback.com since 2000.

Roberta Cooper Ramo(1)(2)..................       58       Shareholder, Modrall, Sperling, Roehl, Harris & Sisk,
   P.O. Box 2168                                           P.A. since 1993; President, American Bar Association
   500 Fourth Street, N.W.                                 from 1995 to 1996 and  Member of the Board of
   Albuquerque, New Mexico  87103                          Governors thereof from 1994 to 1997; Partner, Poole,
                                                           Kelly & Ramo, Attorneys at Law, P.C. from 1977 to
                                                           1993; Director, Coopers, Inc. since 1999; Director,
                                                           United New Mexico Bank (now Wells Fargo) from 1983 to
                                                           1988; Director, First National Bank of New Mexico (now
                                                           First Security) from 1975 to 1976.

Arthur Zeikel(1)* .........................       68       Chairman of FAM and MLIM from 1997 to 1999; President
   300 Woodland Avenue                                     of FAM and MLIM from 1977 to 1997; Chairman of
   Westfield, New Jersey 07090                             Princeton Services from 1997 to 1999, Director
                                                           thereof from 1993 to 1999 and President from 1993 to
                                                           1997; Executive Vice President of Merrill Lynch &
                                                           Co., Inc. ("ML & Co.") from 1990 to 1999.

--------------
 (1) Each of the Board Member nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See "Compensation of Board Members" and Exhibit A to this Combined Proxy Statement.
 (2) Member of the Audit and Nominating Committee of each fund on which he or she currently serves as a Board Member and will be a member of the Audit and Nominating Committee of each fund to which he or she is elected as a Board Member. See Exhibit A to this Combined Proxy Statement.
* Interested person, as defined in the Investment Company Act of 1940, as amended, of each Fund.

     The Board of each Fund knows of no reason why any of the Board Member nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Committee and Board Meetings. The Board of each Fund has a standing Audit and Nominating Committee (the "Committee"), which consists of Board Members who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of a Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

     During each Fund's most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. For more information about Committee and Board meetings, see Exhibit A to this Combined Proxy Statement.

     Interested Persons. Each Fund considers Mr. Glenn and Mr. Zeikel to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with the Investment Adviser and its affiliates. Mr. Glenn is the President of each Fund.

     Compensation of Board Members. The Investment Adviser pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays fees to each Board Member who is not affiliated with the Investment Adviser (each, a "non-affiliated Board Member") for service to the Fund. Each non-affiliated Board Member receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Investment Adviser ("MLIM/FAM-advised funds"). The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-affiliated Board Member receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member aggregate $60,000 for all MLIM/FAM-advised funds for which that Board Member serves and are allocated equally among those funds. Each Fund also reimburses the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund's most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement.

     Officers of the Funds. Information relating to the officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

     Stock Ownership. Information relating to the number of shares of each Fund owned by the Board Member nominees is set forth in Exhibit A to this Combined Proxy Statement. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of each Fund, and Mr. Zeikel, a Board Member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

     Each Board recommends that its respective shareholders vote FOR the election of the Board Member nominees.

                   ITEM 2: SELECTION OF INDEPENDENT AUDITORS

     The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund within the meaning of the Investment Company Act, has selected D&T as the Fund's independent auditors to examine the financial statements of the Fund for the Fund's current fiscal year as set forth in the following chart. None of the Funds knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the shareholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund's auditors.

Fund                                                                                Fiscal Year Ending
----                                                                                ------------------
Merrill Lynch California Municipal Series Trust                                     August 31, 2001
Merrill Lynch Growth Fund                                                           October 31, 2001
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust                   July 31, 2001
Merrill Lynch Multi-State Municipal Series Trust(1)                                 July 31, 2001
Merrill Lynch Multi-State Municipal Series Trust (2)                                September 30, 2001
Merrill Lynch World Income Fund, Inc.                                               December 31, 2001
-----------------------------------------------------------------------------------
(1)  All Series of Merrill Lynch Multi-State Municipal Series Trust except
     Merrill Lynch New York Municipal Bond Fund.
(2)  Merrill Lynch New York Municipal Bond Fund only.


     D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including the Investment Adviser, and for most other investment companies for which MLIM and FAM act as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by them from each applicable Fund. The Board of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund.

     Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

     Each Board recommends that its respective shareholders vote FOR the ratification of the selection of D&T as independent auditors for that Fund.

        ITEM 3: APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT REORGANIZATION OF A FUND INTO A MASTER/FEEDER STRUCTURE

     The Board of each Fund proposes to amend the charter of the applicable Fund to add a provision that would give the Board the express power to transfer in the ordinary course of business and upon the affirmative vote of the majority of the entire Board, all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a "master/feeder" structure. By voting in favor of this provision, shareholders of a Fund are authorizing the applicable Board to reorganize a Fund into a master/feeder structure if the Board believes the structure is in the best interests of the Fund and its shareholders. Copies of the forms of charter amendment for the Funds are attached to this Combined Proxy Statement as Exhibit B.

     Merrill Lynch World Income Fund, Inc. ("World Income Fund") is organized as a Maryland corporation. Generally, the transfer of all or substantially all of the assets of a Maryland corporation to another entity requires the approval of the shareholders of that Maryland corporation. Maryland law permits the transfer of all or substantially all of the assets of a Maryland corporation to a wholly owned subsidiary without the approval of the corporation's shareholders. In certain circumstances, however, the Investment Adviser may propose a master/feeder structure for a Fund organized as a Maryland corporation where the master fund would not be a wholly owned subsidiary of such Fund immediately after the transfer of the Fund's assets to the master fund. Therefore, World Income Fund is seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests in that master fund without shareholder approval (even if such master fund is not a wholly owned subsidiary of World Income Fund). The charter amendment for World Income Fund would also clarify the manner in which World Income Fund will operate in a master/feeder structure.

     Merrill Lynch California Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust (each, a "Series Trust" and collectively, the "Series Trusts") and Merrill Lynch Growth Fund ("Growth Fund" and, collectively with the Series Trusts, the "Trusts") are each organized as a Massachusetts business trust. The charters governing each Trust generally require shareholder approval before a Trust transfers its assets to a master fund in order to reorganize into a master/feeder structure. Accordingly, each Trust is seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests in that master fund without shareholder approval. The charter amendments for the Trusts would also clarify the manner in which the Trusts will operate in a master/feeder structure.

     In a master/feeder structure, a fund (the "Feeder Fund") sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, however, the Feeder Fund invests all of those assets in another fund (the "Master Fund") in return for shares or beneficial interests in that Master Fund. The Master Fund will have substantially the same investment objective and policies as the Feeder Fund. The Master Fund then invests the assets received from the Feeder Fund in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund's portfolio.

     Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund.

     An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) by contributing its assets to the Master Fund in return for shares or beneficial interests in such Master Fund and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss. Approval of this Item 3 by the shareholders of a Fund would permit the applicable Board to convert the Fund to a Feeder Fund by using either alternative discussed in the preceding sentence. It is expected that each Fund that converts to a Feeder Fund will do so by transferring its assets to the applicable Master Fund in exchange for shares or beneficial interests in such Master Fund.

     The Investment Adviser believes that, generally, the larger the pool of assets, the more efficiently and cost-effectively it can be managed. Because a Master Fund may pool the assets of multiple Feeder Funds, the master/feeder structure provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to reorganize the Fund into a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other Feeder Funds. There are no current plans to effect such a conversion for any of the Funds. As discussed above, the primary purpose of reorganizing into a master/feeder structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Board's decision to convert a Fund into a Feeder Fund would be based upon the Board's determination that it would be in the best interests of both the Fund and its shareholders.

     Because investment advisory services are provided at the Master Fund level, a Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon the net assets of that Master Fund. A Feeder Fund may have its own administrator in a master/feeder structure. If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of all other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

     Shareholders of the Funds are not entitled to appraisal rights under applicable state law in connection with the master/feeder charter amendments.

     The Board recommends that the respective shareholders of each Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each such Fund into a master/feeder structure.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

     For World Income Fund, a quorum consists of a majority of the shares entitled to vote at the Meeting for World Income Fund, present in person or by proxy. For Growth Fund, a quorum consists of one-third of the outstanding shares, present in person or by proxy, at the Meeting for Growth Fund. For each Series Trust, a quorum consists of one-third of the outstanding shares of each Series, present in person or by proxy, at the applicable Meeting.

     Assuming a quorum is present, approval of Items 1, 2 and 3 will require the affirmative vote of shareholders holding at least the percentage of shares indicated in the chart below.

-------------------------------------------------------------------------------------------------------------------------
                                        Item 1.                   Item 2.                     Item 3.
-------------------------------------------------------------------------------------------------------------------------

                                                                                                     Approval of
                                                                                                      a Charter
                                                                                                     Amendment to
                                                                                                      Permit the
                                                                        Ratification of           Reorganization of
                                                                         Selection of              the Fund Into a
                                               Election of                Independent               Master/Feeder
Fund                                           Board Members                Auditors                   Structure

-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch California Municipal      Affirmative vote of a     Affirmative vote of a       Affirmative vote of
   Series Trust                         majority of the shares    majority of the shares of   two-thirds of the
                                        of each Series            each Series represented at  outstanding shares of
                                        represented at the        the Meeting                 each Series
                                        Meeting
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Growth Fund               Affirmative vote of a     Affirmative vote of a       Affirmative vote of
                                        majority of the shares    majority of the shares      two-thirds of the
                                        represented at the        represented at the Meeting  outstanding shares
                                        Meeting

-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Multi-State Limited       Affirmative vote of a     Affirmative vote of a       Affirmative vote of a
   Maturity Municipal Series Trust      majority of the shares    majority of the shares of   majority of the
                                        of each Series            each Series represented at  outstanding shares of
                                        represented at the        the Meeting                 each Series
                                        Meeting

-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Multi-State Municipal     Affirmative vote of a     Affirmative vote of a       Affirmative vote of
   Series Trust                         majority of the shares    majority of the shares of   two-thirds of the
                                        of each Series            each Series represented at  outstanding shares of
                                        represented at the        the Meeting                 each Series
                                        Meeting

-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Income Fund, Inc.   Affirmative vote of a     Affirmative vote of a       Affirmative vote of a
                                        majority of votes cast    majority of votes cast      majority of the
                                                                                              outstanding shares
-------------------------------------------------------------------------------------------------------------------------


     If, by the time scheduled for a Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to take action with respect to the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned.

     The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

     1)   "FOR" the election of the Fund's Board Member nominees;

     2) "FOR" the ratification of the selection of Deloitte & Touche LLP as independent auditors; and

     3) "FOR" the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure.

     In order to obtain the necessary quorum at the Meetings, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Funds. The Funds have retained Shareholder Communications Corporation to aid in the solicitation of proxies, at an aggregate cost to be allocated among the Funds of approximately $__________, plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1), the ratification of the selection of independent auditors (Item 2) and the proposed charter amendment (Item 3), if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Item 1, Item 2 and Item 3 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 and Item 2 for World Income Fund. Abstentions and broker non-votes will have the same effect as a vote against Item 3 for World Income Fund and Items 1, 2 and 3 for each Trust.

Address of Investment Adviser

     The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     Each Fund will furnish, without charge, a copy of its annual report for the Fund's last fiscal year and a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

Shareholders' Meetings

     The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. Each Fund also would be required to hold a shareholders' meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The by-laws of World Income Fund provide that a shareholders' meeting may be called at any time by a majority of the Board Members, the President, or on the written request of the holders of at least 25% of the outstanding shares of World Income Fund entitled to vote at such meeting. The charter of Growth Fund provides that a shareholders' meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of such Fund having voting rights. The charter of each Series Trust provides that a shareholders' meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders of any Series holding in the aggregate not less than 10% of the outstanding shares of such Series having voting rights.

Shareholder Proposals

     A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of a Fund must be received by that Fund in a reasonable time before the applicable Board's solicitation relating to such meeting is to be made in order to be considered in that Fund's proxy statement and form of proxy relating to such meeting.

                                        By Order of the Boards of Trustees

                                             Alice A. Pellegrino
                                             Secretary of Merrill Lynch
                                             California Municipal Series
                                             Trust, Merrill Lynch Multi-State
                                             Limited Maturity Municipal Series
                                             Trust and Merrill Lynch
                                             Multi-State Municipal Series
                                             Trust

                                             Robert Harris
                                             Secretary of Merrill Lynch World
                                             Income Fund, Inc.

                                             Lori A. Martin
                                             Secretary of Merrill Lynch Growth
                                             Fund

Dated:  November __, 2000

                                                                     EXHIBIT A


                      INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

                                                          Defined Term        Fiscal
                                                        Sometimes Used in      Year       State of        Meeting
Fund                                                     this Exhibit A        End     Organization        Time
-------------------------------------------------     -----------------       ------   ------------       -------

Merrill Lynch California Municipal Series
     Trust*.......................................    ML California             8/31         MA              9:00 a.m.
Merrill Lynch Growth Fund.........................    ML Growth                10/31         MA              9:30 a.m.
Merrill Lynch Multi-State Limited Maturity
     Municipal Series Trust**                         ML Limited Maturity       7/31         MA             10:00 a.m.
Merrill Lynch Multi-State Municipal Series
     Trust***.....................................    ML Multi-State            7/31+        MA             10:30 a.m.
Merrill Lynch World Income Fund, Inc..............    ML World Income          12/31         MD             11:00 a.m.

---------

* Consists of two series: Merrill Lynch California Municipal Bond Fund ("CA Muni Bond") and Merrill Lynch California Insured Municipal Bond Fund ("CA Ins Muni Bond").

** Consists of two series: Merrill Lynch California Limited Maturity Municipal Bond Fund ("CA Ltd Maturity") and Merrill Lynch Florida Limited Maturity Municipal Bond Fund ("FL Ltd Maturity").

*** Consists of 17 series: Merrill Lynch Arizona Municipal Bond Fund ("AZ Muni Bond"); Merrill Lynch Arkansas Municipal Bond Fund ("AK Muni Bond"); Merrill Lynch Colorado Municipal Bond Fund ("CO Muni Bond"); Merrill Lynch Connecticut Municipal Bond Fund ("CT Muni Bond"); Merrill Lynch Florida Municipal Bond Fund ("FL Muni Bond"); Merrill Lynch Maryland Municipal Bond Fund ("MD Muni Bond"); Merrill Lynch Massachusetts Municipal Bond Fund ("MA Muni Bond"); Merrill Lynch Michigan Municipal Bond Fund ("MI Muni Bond"); Merrill Lynch Minnesota Municipal Bond Fund ("MN Muni Bond"); Merrill Lynch New Jersey Municipal Bond Fund ("NJ Muni Bond"); Merrill Lynch New Mexico Municipal Bond Fund ("NM Muni Bond"); Merrill Lynch New York Municipal Bond Fund ("NY Muni Bond"); Merrill Lynch North Carolina Municipal Bond Fund ("NC Muni Bond"); Merrill Lynch Ohio Municipal Bond Fund ("OH Muni Bond"); Merrill Lynch Oregon Municipal Bond Fund ("OR Muni Bond"); Merrill Lynch Pennsylvania Municipal Bond Fund ("PA Muni Bond"); and Merrill Lynch Texas Municipal Bond Fund ("TX Muni Bond").

+ For all Series of ML Multi-State except for NY Muni Bond, which has a fiscal year end of 9/30.

                                                               Shares of Common
                                                               Stock Outstanding
                                                               as of  the Record
Fund                                                           Date
----                                                           -----------------

Merrill Lynch California Municipal Series Trust
     CA Ins Muni Bond...................................................
     CA Muni Bond.......................................................
Merrill Lynch Growth Fund...............................................
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust
     CA Ltd Maturity
     FL Ltd Maturity
Merrill Lynch Multi-State Municipal Series Trust
     AZ Muni Bond.......................................................
     AK Muni Bond.......................................................
     CO Muni Bond.......................................................
     CT Muni Bond.......................................................
     FL Muni Bond.......................................................
     MD Muni Bond.......................................................
     MA Muni Bond.......................................................
     MI Muni Bond.......................................................
     MN Muni Bond.......................................................
     NJ Muni Bond.......................................................
     NM Muni Bond.......................................................
     NY Muni Bond.......................................................
     NC Muni Bond.......................................................
     OH Muni Bond.......................................................
     OR Muni Bond.......................................................
     PA Muni Bond.......................................................
     TX Muni Bond.......................................................
Merrill Lynch World Income Fund, Inc....................................

     Except as set forth below, as of the Record Date, no person is a beneficial owner of more than five percent of the shares of any Fund or any Series, as applicable.

                                                                  Shares of Common Stock
                                                                Beneficially Owned as of the
                                                                         Record Date
                           Name and Address of              ---------------------------------
Name of Fund/Series        Beneficial Owner                 Number           Percent of Total
-------------------        -------------------              ------           ----------------





Information Pertaining to Board Member Nominees

     As of the Record Date, none of the Board Member nominees held shares of the Funds except as set forth in the table below:

Nominee                        Fund/Series and Class         No. of Shares Held
-----------------              ---------------------         ------------------

     Set forth below is information about the year in which each nominee became a Board Member for the Funds on whose Board he or she serves.

Fund                         Bodurtha     Glenn      London       May       Perold      Ramo*      Zeikel
----                         --------     -----      ------       ---       ------      -----      ------
ML California.............     1995       1999        1987       1987        1985       N/A         1985
ML Growth.................     1995       1999        1987       1987        1987       N/A         1987
ML Limited Maturity            1995       1999        1993       1993        1993       N/A         1993
ML Multi-State............     1995       1999        1987       1987        1985       N/A         1985
ML World Income...........     1995       1999        1988       1988        1988       N/A         1988

---------
 * Ms. Ramo is not currently a Board Member of any of the Funds.

     Set forth in the table below is information regarding Board and committee meetings held, and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund's most recently completed fiscal year.

                                                       Board
                                           ----------------------------------------
                             Number of               Per        Number of   Per        Aggregate
                             Meetings     Annual     Meeting    Meetings    Meeting    Fees and
Fund                           Held*       Fee**      Fee***      Held*      Fee***    Expenses
----                           -----       -----      ------      -----      ------    --------

ML California............        5           $ 7,927    $   698      4         $        $45,683
ML Growth................        5           $18,400    $   340      4         $        $45,626
ML Limited Maturity              4           $          $            4         $        $30,283
ML Multi-State...........        4           $16,332    $ 5,930      4         $        $96,870
ML World Income..........        5           $ 6,000    $   750      4         $        $45,568

---------
    * Includes meetings held via teleconferencing equipment.

    ** Each non-affiliated Board Member receives an aggregate annual retainer of $100,000 for his or her services to certain MLIM/FAM-advised funds.
        The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund.

   *** The fee is payable for each meeting attended in person. No fee is paid for telephonic meetings. The annual per meeting fees paid to each non-affiliated Board Member aggregate $60,000 for all MLIM/FAM-advised funds for which that Board Member serves and are allocated equally among those funds.

     Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board Members during each Fund's most-recently completed fiscal year.


                                    Compensation Paid by Each Fund*
                        --------------------------------------------------------
Fund                    Bodurtha  Glenn   London       May      Perold     Ramo**   Zeikel
----                    --------  -----   ------       ---      ------     ------   ------

ML California........   $10,072    $0     $10,072   $10,072    $10,072      $0       $0
ML Growth............   $20,190    $0     $20,190   $20,190    $20,190      $0       $0
ML Limited Maturity     $          $0     $         $          $            $0       $0
ML Multi-State.......   $29,693    $0     $29,693   $29,693    $29,693      $0       $0
ML World Income......   $ 9,000    $0     $ 9,000   $ 9,000    $ 9,000      $0       $0


---------
* No pension or retirement benefits are accrued as part of Fund expenses. ** Ms. Ramo is not currently a Board Member of any of the Funds.

     Set forth in the table below is information regarding the aggregate compensation paid by all MLIM/FAM-advised funds to the non-affiliated Board Members for the year ended December 31, 1999.

                                                Aggregate Compensation Paid to
                                                       Board Members by
Name of Non-Affiliated Board Member               MLIM/FAM Advised Funds (1)
-----------------------------------              --------------------------
James H. Bodurtha...............................           $133,500
Herbert I. London...............................           $133,500
Joseph L. May...................................           $133,500
Andre F. Perold.................................           $133,250
Roberta Cooper Ramo.............................             None(2)
--------------

(1) The non-affiliated Board Members serve on the boards of MLIM/FAM-advised funds as follows: Mr. Bodurtha (32 registered investment companies consisting of 44 portfolios); Mr. London (32 registered investment companies consisting of 44 portfolios); Mr. May (32 registered investment companies consisting of 44 portfolios); Mr. Perold (32 registered investment companies consisting of 44 portfolios); and Ms. Ramo (26 registered investment companies consisting of 20 portfolios).

(2) Ms. Ramo was appointed a Board Member of certain MLIM/FAM-advised funds on December 15, 1999. She received no compensation from MLIM/FAM-advised funds for the year ended December 31, 1999.

Information Pertaining to Officers

Name                           Age   Principal Occupation During Past Five Years
----                           ---   -------------------------------------------

Terry K. Glenn.............    60    Executive Vice President of MLIM and FAM
                                     since 1983; Executive Vice President and
                                     Director of Princeton  Services since
                                     1993; President of FAMD since 1986 and
                                     Director thereof since 1991; President of Princeton Administrators, L.P. since
                                     1988.

Robert C. Doll, Jr.........    45    Senior Vice President of MLIM and FAM
                                     since 1999, Senior Vice President of
                                     Princeton Services since 1999; Chief
                                     Investment Officer of Oppenheimer Funds,
                                     Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Donald  C. Burke...........    40    First Vice President of Treasury  since
                                     2000; Senior Vice President and Treasurer of MLIM and FAM from 1999 to 2000; Senior
                                     Vice President and Treasurer of Princeton
                                     Services since 1999;  Vice President of
                                     FAMD since 1999; First Vice President of
                                     MLIM from 1997 to 1999; Vice President of
                                     MLIM from 1990 to 1997; Director of
                                     Taxation of MLIM since  1990.

Vincent R. Giordano........    54    Senior  Vice  President  of FAM and  MLIM
                                     since 1984; Portfolio Manager of FAM and
                                     MLIM since 1977; Senior Vice President of
                                     Princeton Services since 1993.

Joseph T. Monagle, Jr......    51    Senior Vice President of MLIM and FAM
                                     since 1990; Department Head of the Global
                                     Fixed Income Division of MLIM and FAM
                                     since 1997; Senior Vice President of
                                     Princeton Services since 1993.

Steven I. Silverman........    50    First Vice President of MLIM since 1997;
                                     Senior Portfolio Manager at MLIM since
                                     1983; Vice President of MLIM from 1983 to
                                     1997.

Robert  Harris.............    47    First Vice President of MLIM since 1997;
                                     Vice President of MLIM from 1984 to 1997;
                                     attorney associated with MLIM since 1980;
                                     Secretary of FAM since 1982.

Kenneth A. Jacob               48    First Vice President of MLIM since 1997;
                                     Vice President of MLIM from 1984 to 1997;
                                     Vice President of FAM since 1984.


Vincent T. Lathbury, III 59 First Vive President of MLIM since 1997; Vice President of MLIM from 1982 to 1997; Portfolio Manager of MLIM since 1982.

Edward Andrews                 40    Vice President of MLIM since 1991;
                                     investment officer in the Private Banking
                                     Division of Citibank, N.A. from 1982 to
                                     1991.

William R. Bock............    63    Vice President of MLIM since 1989.

Robert A. DiMella, CFA.....    32    Vice President of  MLIM since 1997;
                                     Assistant Vice President of MLIM  from
                                     1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

Michael Kalinoski..........    29    Vice President and Portfolio Manager of
                                     MLIM since 1999; head Municipal Bond
                                     Trader with Strong Funds from 1996 to
                                     1999 and a member of the municipal bond investment team of Strong Funds from 1993 to 1996.

Lori A. Martin.............    38    Vice President of MLIM since 1998;
                                     Attorney in private practice from 1989 to 1998.

Alice A. Pellegrino........    40    Vice President of MLIM since 1999;
                                     Attorney associated with MLIM since 1997;
                                     Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

Roberto W. Roffo...........    33    Vice President of MLIM since 1996;
                                     Portfolio Manager with MLIM since 1992.

Fred K. Steube.............    48    Vice President of MLIM since 1989.

Robert D. Sneeden..........    46    Assistant Vice President and Portfolio
                                     Manager of MLIM since 1994; Vice
                                     President of Lehman Brothers from 1990 to
                                     1994.

Theodore R. Jaeckel, Jr....    38    Director (Municipal Tax-Exempt Fund
                                     Management) of MLIM  since 1997; Vice
                                     President of MLIM since 1991.

Walter O'Connor............    37    Director (Municipal Tax-Exempt) of MLIM
                                     since 1997; Vice President of MLIM from
                                     1993 to 1997.

Set forth in the table below are the names of the officers of each Fund, and the years in which they were first elected to their respective offices.

                                                   Merrill Lynch                      Merrill Lynch
                                                     California                    Multi-State Limited      Merrill Lynch
                                                  Municipal Series  Merrill Lynch  Maturity Municipal   Multi-State Municipal
Name                             Office                Trust         Growth Fund      Series Trust           Series Trust
----                             ------                -----         -----------      ------------           ------------

Terry K. Glenn             President                    1985*            1987*            1993***               1985****
Robert C. Doll             Senior Vice President        --               1999                                    --
Vincent R. Giordano        Senior Vice President        1985                              1993                   1985
Donald C. Burke            Vice President               1993             1994             1993                   1993
                           Treasurer                    1999             1999             1999                   1999
Vincent T. Lathbury, III   Senior Vice President        --               --                --                    --
Joseph T. Monagle          Senior Vice President        --               --                --                    --
Steven I. Silverman        Senior Vice President        --               1999              --                    --
Kenneth A. Jacob           Vice President               1986                              1993                   1986
Edward J. Andrews          Vice President               --               --              [1995]                  --
Walter O'Connor            Vice President               --               --                --                    1998
William R. Bock            Vice President               --               --                --                    1997
Robert A. DiMella, CFA     Vice President               --               --                --                    1998
Michael Kalinoski          Vice President               --               --                --                    1999
Roberto W. Roffo           Vice President               --               --                --                    1998
Robert D. Sneeden          Vice President               --               --                --                    1997
Theodore R. Jaeckel, Jr.   Vice President               --               --                --                    1997
Robert C. Harris           Secretary                    --               --                --                    --
Lori A. Martin             Secretary                    --               1999              --                    --
Alice A. Pellegrino        Secretary                    1999             --               1999                   1999


(table continued)

                                                Merrill Lynch
                                                 World Income
Name                             Office           Fund, Inc.
----                             ------           ----------

Terry K. Glenn             President                 1988*****
Robert C. Doll             Senior Vice President     2000
Vincent R. Giordano        Senior Vice President     --
Donald C. Burke            Vice President            1993
                           Treasurer                 1999
Vincent T. Lathbury, III   Senior Vice President     1998
Joseph T. Monagle          Senior Vice President     1997
Steven I. Silverman        Senior Vice President     --
Kenneth A. Jacob           Vice President            --
Edward J. Andrews          Vice President            --
Walter O'Connor            Vice President            --
William R. Bock            Vice President            --
Robert A. DiMella, CFA     Vice President            --
Michael Kalinoski          Vice President            --
Roberto W. Roffo           Vice President
Robert D. Sneeden          Vice President            --
Theodore R. Jaeckel, Jr.   Vice President            --
Robert C. Harris           Secretary                 1999
Lori A. Martin             Secretary                 --
Alice A. Pellegrino        Secretary                 --

---------
* Mr. Glenn was elected President of ML California in 1999. From 1985 to 1999, he served as Executive Vice President of ML California.

** Mr. Glenn was elected President of ML Growth in 1999. From 1987 to 1999, he served as Executive Vice President of ML Growth.


*** Mr. Glenn was elected President of ML Limited Maturity in 1999. From 1993 to 1999, he served as Executive Vice President of ML Limited Maturity.

**** Mr. Glenn was elected President of ML Multi-State in 1999. From 1985 to 1999, he served as Executive Vice President of ML Multi-State.

***** Mr. Glenn was elected President of ML World Income in 1999. From 1988 to
      1999, he served as Executive Vice President of ML World Income.

                                                                     EXHIBIT B

                     MERRILL LYNCH WORLD INCOME FUND, INC.

                     FORM OF ARTICLES OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

     MERRILL LYNCH WORLD INCOME FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The charter of the Corporation is hereby amended by deleting
Article III, Section (2) in its entirety and inserting the following in lieu thereof:

             "(2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of or beneficial interests in another corporation known in the investment company industry as a master fund in a master/feeder structure, which corporation holds securities and other assets for investment purposes (the "Master Fund")."

     SECOND: The charter of the Corporation is hereby further amended by adding the following provision as Article III, Section (5), and renumbering
Article III, Section (5) thereof as Article III, Section (6):

             "(5) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares of or beneficial interests in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation."

     THIRD: The charter of the Corporation is hereby further amended by deleting Article V, Section (4) in its entirety and inserting the following in lieu thereof:

             "(4) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article III, Sections (2), (4) and (5) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares of or beneficial interests in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act of 1940, as amended."

     FOURTH: The charter of the Corporation is hereby further amended by adding the following provision as Article VI, Section (7):

             "(7) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares of or beneficial interests in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended."

     FIFTH: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by a majority of the votes entitled to be cast by holders of the capital stock of the Corporation.

     SIXTH: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

     SEVENTH: Except as amended hereby, the Corporation's charter shall remain in full force and effect.

     IN WITNESS WHEREOF, MERRILL LYNCH WORLD INCOME FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its
Vice President and attested by its Secretary on the day of         , 200__.


                                     Merrill Lynch World Income Fund, Inc.



                                     By:______________________________________
                                        Vice President




Attest:


-------------------------
Secretary

     THE UNDERSIGNED, Vice President of Merrill Lynch World Income Fund, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.


                                        --------------------------------------
                                        Vice President

                                OPEN-END FUNDS

                         MASSACHUSETTS BUSINESS TRUSTS

                                [Name of Fund]

              CERTIFICATION OF AMENDMENT TO DECLARATION OF TRUST

     The undersigned, constituting at least a majority of the Trustees of [Name of Fund] (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the
                       day of                             ,               , as
amended (the "Declaration"), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least [two-thirds] [a majority] of the outstanding shares of the Trust, to the
Declaration:

     VOTED: That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

          3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies, to:

               (a) conduct, operate and carry on the business of an investment company;

               (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or nonnegotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts, options on futures contracts and other investments, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which [the Trust] [any Series of the Trust] may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

               (c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

               (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property in, sell all or a portion of the Trust Property and invest the proceeds of such sales in, or transfer all or a portion of the Trust Property to one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.

     INWITNESS WHEREOF, the undersigned have executed this Amendment this day of , 2000.


--------------------------                         ---------------------------
[Name]                                             [Name]


--------------------------                         ---------------------------
[Name]                                             [Name]


--------------------------                         ---------------------------
[Name]                                             [Name]


--------------------------                         ---------------------------
[Name]                                             [Name]

     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Fund]" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

MERRILL LYNCH INVESTMENT MANAGERS Sign, Date, and Return the Proxy Card 4800 DEER LAKE DRIVE EAST Promptly Using the Enclosed Envelope JACKSONVILLE, FLORIDA 32246-6484

                                          To vote by Telephone

                                          1) Read the Proxy Statement and have
                                             the proxy card below at hand.
                                          2) Call 1-800-___-____.
                                          3) Enter the 12-digit control number
                                             set forth on the  proxy  card and
                                             follow the simple instructions.

                                          To vote by Internet

                                          1) Read the Proxy Statement and have
                                             the proxy card below at hand.
                                          2) Go to Website www.proxyvote.com.
                                          3) Enter the 12-digit control number
                                             set forth on the  proxy  card and
                                             follow the simple instructions.

[Proxy Card Front]


                                                                  COMMON STOCK


                     MERRILL LYNCH WORLD INCOME FUND, INC.

                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors


     The undersigned hereby appoints __________, __________ and __________ as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Merrill Lynch World Income Fund, Inc. (the "Fund") held of record by the undersigned on October 30, 2000 at the Meeting of Stockholders of the Fund to be held on December 21, 2000, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "for" items 1, 2 and 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

                              (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     Please mark boxes /X/ or [X] in blue or black ink.

     1.   ELECTION OF DIRECTORS

               /_/ FOR all nominees listed     /_/ WITHHOLD AUTHORITY to vote
                   below (except as marked to      for all nominees listed below
                   the contrary below)

               (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

               James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, Andre F. Perold, Roberta Cooper Ramo, and Arthur Zeikel.

     2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year.

               FOR /_/        AGAINST /_/     ABSTAIN /_/

     3. To consider and act upon a proposal to amend the Fund's charter to permit the Board of Directors to reorganize the Fund into a master/feeder structure.

               FOR /_/        AGAINST /_/     ABSTAIN /_/

     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenants, both
                                              should sign. When signing as
                                              attorney or as executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If a corporation,
                                              please sign in full corporate
                                              name by president or other
                                              authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

                                                Dated:__________________________


                                                X_______________________________
                                                                     Signature

                                                X_______________________________
                                                   Signature, if held jointly


Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]



                                                 SHARES OF BENEFICIAL INTEREST


                    [NAME OF MASSACHUSETTS BUSINESS TRUST]

                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors



     The undersigned hereby appoints __________, __________ and __________ as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of beneficial interest of [NAME OF MASSACHUSETTS BUSINESS TRUST] (the "Fund") held of record by the undersigned on October 30, 2000 at the Meeting of Shareholders of the Fund to be held on December 21, 2000, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "for" items 1, 2 and 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     Please mark boxes /X/ or [X] in blue or black ink.

     1.   ELECTION OF TRUSTEES

          /_/  FOR all nominees listed      /_/  WITHHOLD AUTHORITY to vote for
               below (except as marked to        all nominees listed below
               the contrary below)


          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, Andre F. Perold, Roberta Cooper Ramo, and Arthur Zeikel.

     2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year.

          FOR /_/        AGAINST /_/     ABSTAIN /_/

     3. To consider and act upon a proposal to amend the Fund's charter to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.

          FOR /_/        AGAINST /_/     ABSTAIN /_/

     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When shares are held by
                                           joint tenants, both should sign.
                                           When signing as attorney or as
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If a corporation, please sign
                                           in full corporate name by president
                                           or other authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.

                                                Dated:__________________________


                                                X_______________________________
                                                                     Signature

                                                X_______________________________
                                                   Signature, if held jointly


Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.